SUMMARY PROSPECTUS
Franklin Real Estate Securities Fund Franklin Real Estate Securities Trust September 1, 2019 as amended July 23, 2020

Class A	Class C	Class R6	Advisor Class
FREEX	FRRSX	FSERX	FRLAX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated September 1, 2019, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

The Board of Trustees of Franklin Real Estate Securities Trust (Trust), on behalf of Franklin Real Estate Securities Fund (Fund), recently approved, subject to shareholder approval: (1) a new investment management agreement between the Trust and Franklin Advisers, Inc., on behalf of the Fund; (2) a change in the Fund’s classification from a “diversified” to a “non-diversified” fund; (3) the operation of the Fund in a “manager of managers” structure in reliance on an exemptive order from the Securities and Exchange Commission; and (4) an amended fundamental investment restriction regarding investments in commodities.

It is anticipated that in September 2020 shareholders of the Fund will receive a proxy statement requesting their votes on such proposals. If such proposals are approved by the Fund’s shareholders, it is expected that such changes will become effective in late 2020 or early 2021.

The Fund reserves the right to change the above at any time.

Investment Goal

Maximize total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 25 in the Fund's Prospectus and under “Buying and Selling Shares” on page 43 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.51%	0.51%	0.51%	0.51%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.24%	0.24%	0.29%	0.24%
Total annual Fund operating expenses[1]	1.00%	1.75%	0.80%	0.75%
Fee waiver and/or expense reimbursement	None	None	-0.22%[2]	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.00%	1.75%	0.58%[2]	0.75%

1. Other expenses for Class A, Class C, and Advisor Class have been restated to exclude non-recurring prior period expenses. If the non-recurring period expenses were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until August 31, 2020. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 646	$ 851	$ 1,072	$ 1,707
Class C	$ 278	$ 551	$ 949	$ 2,062
Class R6	$ 59	$ 233	$ 423	$ 969
Advisor Class	$ 77	$ 240	$ 417	$ 930
If you do not sell your shares:
Class C	$ 178	$ 551	$ 949	$ 2,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21.85% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies operating in the real estate industry predominantly in the United States, including: companies qualifying under federal tax law as real estate investment trusts (REITs); and companies that derive at least half of their assets or revenues from the ownership, construction, management, operation, development or sale of commercial or residential real estate (such as real estate operating or service companies, homebuilders, lodging providers, and developers).

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate such as apartments, hotels, industrial properties, office building or shopping centers. REITs typically concentrate on a specific geographic region or property type. The Fund's investments in REITs also include non-traditional REITs such as those that focus on storage and self-storage facilities, cell tower owners and data center owners. While the Fund is not limited to investing in REITs and REIT-like entities, it is expected that the Fund currently will focus on these types of entities. The Fund may also invest up to 20% of its net assets in equity securities of issuers engaged in businesses whose products and services are closely related to the real estate industry. These include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but which have significant real estate holdings (at least 50% of their assets).

The Fund concentrates in securities of companies in the real estate industry, primarily REITs. The Fund currently expects to be invested predominantly in equity securities, primarily common stocks. The Fund may invest a small portion of its assets in securities of issuers in any foreign country, developed or developing, and in American, European and Global Depositary Receipts. In addition, certain U.S. REITs may hold significant positions in securities of foreign issuers.

When selecting investments for the Fund’s portfolio, the investment manager uses a “bottom-up" security selection process that incorporates macro-level views in the evaluation process. The investment manager’s portfolio construction process combines: bottom-up analysis of individual stock and real estate market fundamentals; and top-down macro overlays to provide regional, property type, and company size perspectives in identifying local cyclical and thematic trends that highlight investment opportunities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Real Estate Securities   By concentrating in the real estate industry, the Fund carries much greater risk of adverse developments in the real estate industry than a fund that invests in a wide variety of industries. Because the Fund concentrates in the real estate industry, there is also the risk that the Fund will perform poorly during a slump in demand for real estate securities. To the extent that the Fund focuses on a particular geographical region of a country, the Fund may be subject to greater risks of adverse developments in that area than a fund that does not focus its investments in a particular region. Real estate values rise and fall in response to a variety of factors, including: local, regional, national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.

REITs   A REIT's performance depends on the types, values and locations of the properties and companies it owns and how well those properties and companies are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole. These risks may also apply to securities of REIT-like entities domiciled outside the U.S.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. The risks of investing in foreign securities are typically greater in less developed or emerging market countries.

Trade disputes and the imposition of tariffs on goods and services can affect the economies of countries in which the Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent a country engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'09	31.39%
Worst Quarter:	Q1'09	-34.54%
As of June 30, 2019, the Fund's year-to-date return was 17.85%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Franklin Real Estate Securities Fund - Class A
Return Before Taxes	-11.55%	5.40%	9.59%
Return After Taxes on Distributions	-12.94%	3.89%	8.57%
Return After Taxes on Distributions and Sale of Fund Shares	-6.36%	3.83%	7.56%
Franklin Real Estate Securities Fund - Class C	-8.00%	5.80%	9.39%
Franklin Real Estate Securities Fund - Class R6	-6.02%	7.11%	4.36%[1]
Franklin Real Estate Securities Fund - Advisor Class	-6.19%	6.87%	10.49%
S&P US Property Index (index reflects no deduction for fees, expenses or taxes)[2]	-3.92%	7.60%	12.04%
MSCI US IMI Real Estate 25/50 Index (index reflects no deduction for fees, expenses or taxes)[2]	-4.59%	7.64%	12.23%

1. Since inception May 1, 2013.

2. Effective July 1, 2019, the MSCI US IMI Real Estate 25/50 Index replaced the S&P US Property Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI US IMI Real Estate 25/50 Index more accurately reflects the Fund’s holdings. The inception date of the MSCI US IMI Real Estate 25/50 Index was September 1, 2016; however, the performance prior to its inception has been calculated by MSCI for purposes of the table above.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Templeton Institutional, LLC (FT Institutional)

Portfolio Managers

Blair Schmicker, CFA   Officer of FT Institutional and co-lead portfolio manager of the Fund since September 2019.

Daniel Scher   Portfolio Manager of FT Institutional and co-lead portfolio manager of the Fund since September 2019.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Real Estate Securities Fund

Investment Company Act file #811-08034
© 2019 Franklin Templeton. All rights reserved.
192 PSUM 07/20	00070442